Supplement dated September 1, 2023
to the following initial summary prospectus(es):
Monument Advisor, Monument Advisor Select, Monument Advisor NY, Monument Advisor Select NY dated May 1, 2023
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
The following underlying mutual fund is available as an investment option under the contract:
Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Low Cost Sub-Account Fee	Current Expenses + Low Cost Sub-Account Fee	Average Annual Total Returns (as of 12/31/2022)
					1 year	5 year	10 year
Fixed Income	Invesco - Invesco V.I. Government Money Market Fund - Series I Shares Investment Advisor: Invesco Advisers, Inc.	0.28%	0.00%	0.28%	1.48%	1.04%	0.59%
ISP-0719